Exhibit 99.2

# Quarterly Financial Supplement

**FOR THE QUARTER ENDED MARCH 31, 2014**

ddr

Think Retail. Create Value.

DDR Corp.

Table of Contents

Section	Page
Earnings Release & Financial Statements
Press Release	1-9

Joint Ventures
Summary	10
Income Statement	11
Balance Sheet	12

Investments
Transactions	13
Developments	14

Asset Summary
Portfolio Summary	15
Portfolio Detail	16
Leasing Summary	17
Top 50 Tenants	18

Balance Sheet Summary
Capital Structure	19
Debt / EBITDA	20
Debt Summary	21
Consolidated Debt Detail	22-24
Unconsolidated Joint Venture Debt Detail	25-26

Analyst Information and Reporting Policies
Analyst Information	27
Notable Policies	28-29

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; ability to sell assets on commercially reasonable terms; ability to secure equity or debt financing on commercially acceptable terms or at all; or ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for the three months ended March 31, 2014. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS OPERATING FFO PER DILUTED SHARE OF $0.28

FOR THE QUARTER ENDED MARCH 31, 2014

BEACHWOOD, OHIO, May 6, 2014 – DDR Corp. (NYSE: DDR) today announced operating results for the first quarter ended March 31, 2014.

Significant First Quarter Activity:

•	Generated Operating FFO of $0.28 per diluted share, 3.7% greater than the first quarter of 2013

•	Executed 378 new leases and renewals for 3.1 million square feet, the highest square footage volume in 19 quarters

•	Increased the U.S. portfolio leased rate by 10 basis points to 95.1% at March 31, 2014, from 95.0% at December 31, 2013 and by 90 basis points from 94.2% at March 31, 2013

•	Generated positive new leasing spreads of 15.1% at 100% ownership and 20.4% on a pro rata basis, and positive renewal leasing spreads of 6.7% at 100% ownership and 7.6% on a pro rata basis

•	Generated same store net operating income growth of 3.1% at 100% ownership and 3.2% on a pro rata basis compared to the prior year

•	Sold $198 million of non-prime assets; DDR’s pro rata gross proceeds were $142 million

•	Announced the sale of 50% ownership interest in Sonae Sierra Brazil BV Sarl for gross proceeds of $344 million and closed subsequent to quarter end

“We are extremely pleased to report consistently strong operating results with momentum accelerating during the first quarter. We are also pleased to close on the sale of our investment in Brazil and encouraged by the prospects of reallocating the capital into high-quality prime power centers in the U.S. The simplification and portfolio quality enhancement strategy continues,” commented DDR’s Chief Executive Officer Daniel B. Hurwitz.

Financial Highlights

•	First quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased to $100.7 million, or $0.28 per diluted share, which compares to $86.1 million, or $0.27 per diluted share, for the prior-year comparable period. The increase in Operating FFO primarily is due to organic growth as well as prime shopping center acquisitions, partially offset by non-prime asset dispositions.

•	First quarter net loss attributable to common shareholders was $23.2 million, or $0.07 per diluted share, which compares to net loss of $0.7 million, or $0.00 per diluted share, for the prior-year comparable period. The change in net loss attributable to common shareholders primarily is due to higher impairment charges partially offset by the impact of organic growth and net acquisition activity.

Significant First Quarter Operating Activity

•	New leases totaling 0.8 million square feet at spreads of 15.1% at 100% ownership and 20.4% at pro rata share

•	Renewal leases totaling 2.3 million square feet at spreads of 6.7% at 100% ownership and 7.6% at pro rata share

•	Increase in the total U.S. portfolio average annualized base rent per occupied square foot to $13.44 as of March 31, 2014 as compared to $12.90 at March 31, 2013

Significant First Quarter Transactional Activity

•	Sold nine consolidated operating shopping centers totaling 1.3 million square feet and one consolidated non-income producing asset. Gross proceeds were $132.3 million. A net gain of $9.6 million was recorded related to these sales.

•	Sold four unconsolidated operating shopping centers totaling 0.4 million square feet for $65.7 million, of which the Company’s pro rata share was $13.1 million. A net gain of $21.5 million was recorded related to these sales, of which the Company’s pro rata share was $5.4 million.

•	Announced the sale of its 50% ownership interest in Sonae Sierra Brazil BV Sarl (“SSB BV Sarl”) for $343.6 million which closed on April 28, 2014. DDR’s interest in SSB BV Sarl represents DDR’s entire investment in Brazil.

2014 Guidance

•	There has been no change in Operating FFO per share guidance since the last update provided on March 10, 2014. The Company continues to estimate a range of $1.14 to $1.18 for 2014 Operating FFO per diluted share. The major assumptions include:

¡	same store NOI growth of 2.5% to 3.5% excluding redevelopment activity

¡	increase in the 2013 year-end leased rate by 75 basis points

¡	annual common stock dividend of $0.62 per share

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv)extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three-month period ended March 31, 2014. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 396 value-oriented shopping centers representing 108 million square feet in 39 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com, as well as on Twitter, LinkedIn and Facebook.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, May 7, 2014, at 10:00 a.m. Eastern Time. To participate, please dial 877.703.6109 (domestic), or 857.244.7308 (international) at least ten minutes prior to the scheduled start of the call. When prompted, provide the passcode: 80437826. Access to the live call and replay will also be available through the Company’s website. The replay will be available through May 14, 2014.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share	Three Months Ended
	1Q14	1Q13
Revenues:
Minimum rents (1)	$175,807	$136,715
Percentage rent	1,674	1,690
Recoveries	60,304	44,942
Ancillary income	6,342	5,615
Other revenues (2)	1,896	624

	246,023	189,586
Expenses (3):
Operating and maintenance	38,201	31,718
Real estate taxes	35,742	26,343

	73,943	58,061

Net operating income	172,080	131,525

Other income (expense):
Fee income	8,223	10,721
Interest income	3,127	7,878
Interest expense (4)	(62,881)	(52,444)
Depreciation and amortization	(108,762)	(65,911)
General and administrative (5)	(20,253)	(19,760)
Other income (expense), net (6)	(4,613)	(2,900)
Impairment charges (7)	(10,841)	0

(Loss) income before earnings from equity method investments and other items	(23,920)	9,109

Equity in net income of joint ventures	5,490	2,954
Impairment of joint venture investments	(9,100)	0
Income (loss) from discontinued operations (8)	10,930	(5,151)
Tax expense	(688)	(361)
Loss on disposition of real estate, net of tax	(1,090)	(57)

Net (loss) income	(18,378)	6,494
Income (loss) attributable to non-controlling interests	1,738	(191)

Net (loss) income attributable to DDR	(16,640)	6,303
Preferred dividends	(6,608)	(7,030)

Net loss attributable to Common Shareholders	(23,248)	(727)

FFO:
Net loss attributable to common shareholders	(23,248)	(727)
Depreciation and amortization of real estate investments	101,489	67,016
Equity in net income of joint ventures	(5,490)	(2,954)
Joint ventures’ FFO	8,743	12,226
Non-controlling interests (OP units)	62	54
Impairment of depreciable real estate	10,390	7,679
Gain on disposition of depreciable real estate, net	(6,134)	(778)

FFO attributable to Common Shareholders	85,812	82,516
Non-operating items, net (9)	14,898	3,536

Operating FFO	$100,710	$86,052

FFO per share – Diluted (10)	$0.24	$0.26
Operating FFO per share – Diluted (10)	$0.28	$0.27

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Quarter End
	1Q14	4Q13
Assets:
Land	$2,173,601	$2,209,970
Buildings	6,862,392	6,949,440
Fixtures and tenant improvements	597,916	599,221

	9,633,909	9,758,631
Less: Accumulated depreciation	(1,854,710)	(1,823,199)

	7,779,199	7,935,432
Land held for development and construction in progress	463,513	452,980
Real estate held for sale, net	0	12,670

Real estate, net	8,242,712	8,401,082

Investments in and advances to joint ventures	441,265	448,008
Cash	163,835	86,664
Restricted cash	30,137	33,476
Notes receivable, net	78,945	78,338
Receivables, including straight-line rent, net	118,335	129,513
Other assets, net (11)	488,957	515,992

Total Assets	9,564,186	9,693,073

Liabilities and Equity:
Revolving credit facilities	28,318	29,133
Unsecured debt	2,757,007	2,754,120
Unsecured term loan	350,000	350,000
Mortgage and other secured debt	2,108,591	2,161,421

	5,243,916	5,294,674
Dividends payable	62,312	55,107
Other liabilities (12)	408,017	415,413

Total Liabilities	5,714,245	5,765,194

Preferred shares	405,000	405,000
Common shares	35,947	35,938
Paid-in-capital	5,418,437	5,417,363
Accumulated distributions in excess of net income	(1,994,590)	(1,915,638)
Deferred compensation obligation	16,664	16,702
Accumulated other comprehensive income	(31,036)	(36,493)
Less: Common shares in treasury at cost	(17,231)	(18,211)
Non-controlling interests	16,750	23,218

Total Equity	3,849,941	3,927,879

Total Liabilities and Equity	$9,564,186	$9,693,073

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands	Three Months Ended
	1Q14	1Q13
Revenues:
Minimum rents	$108,031	$128,475
Percentage rent	409	624
Recoveries	24,836	31,842
Other revenues	15,790	16,514

	149,066	177,455
Expenses:
Operating and maintenance	41,880	40,083
Real estate taxes	14,674	20,723

	56,554	60,806

Net operating income	92,512	116,649

Other income (expense):
Interest expense	(54,149)	(57,885)
Depreciation and amortization	(45,716)	(62,218)
Tax expense	(4,140)	(6,615)

	(104,005)	(126,718)

Loss from continuing operations	(11,493)	(10,069)
Loss from discontinued operations	(758)	(2,180)
Gain (loss) on disposition of discontinued operations, net	21,473	(5,537)
Gain on disposition of real estate, net	0	479

Net income (loss)	9,222	(17,307)
Loss attributable to non-controlling interests	(1,488)	(7,219)

Net income (loss) attributable to unconsolidated joint ventures	7,734	(24,526)
Depreciation and amortization of real estate investments	44,175	64,774
(Gain) loss on disposition of depreciable real estate, net	(21,473)	5,058

FFO	30,436	45,306
FFO at DDR’s ownership interest	8,743	12,226
Operating FFO at DDR’s ownership interests	9,095	12,442

Net income at DDR’s ownership interests	4,731	3,049
Basis differences	759	(95)

Equity in net income of joint ventures	$5,490	$2,954

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Quarter End
	1Q14	4Q13
Assets:
Land	$1,269,063	$1,275,232
Buildings	3,984,505	3,940,806
Fixtures and tenant improvements	277,942	266,851

	5,531,510	5,482,889
Less: Accumulated depreciation	(872,565)	(839,867)

	4,658,945	4,643,022
Land held for development and construction in progress	79,550	116,088

Real estate, net	4,738,495	4,759,110
Cash and restricted cash	276,806	282,866
Receivables, including straight-line rent, net	102,830	101,003
Other assets, net	199,100	196,615

Total Assets	5,317,231	5,339,594

Liabilities and Equity:
Mortgage debt	3,259,136	3,282,643
Notes and accrued interest payable to DDR	133,534	127,679
Other liabilities	243,930	245,368

Total Liabilities	3,636,600	3,655,690

Redeemable preferred equity	72,096	71,771
Accumulated equity	1,608,535	1,612,133

Total Liabilities and Equity	$5,317,231	$5,339,594

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share		Three Months Ended
Includes discontinued operations		1Q14	1Q13

(1)	Minimum rents:
	Straight-line rent, net	$1.0	$1.4
	Below-market rent, net	(0.1)	(0.1)
	Ground lease revenue	7.9	5.8

(2)	Other revenues:
	Lease termination fees	1.3	0.5
	Other miscellaneous	0.6	0.1

(3)	Operating expenses:
	Recoverable expenses (excludes discontinued operations)	(66.1)	(50.1)
	Non-recoverable expenses (excludes discontinued operations)	(7.8)	(8.0)
	Straight-line ground rent expense	(0.3)	(0.3)
	Expensed costs of suspended developments	(0.4)	(0.6)

(4)	Non-cash interest expense:
	Convertible debt accretion	(2.8)	(2.6)
	Debt fair value amortization	4.2	0.7
	Loan cost amortization	(3.2)	(3.0)
	Interest expense (capitalized)	1.8	2.7

(5)	General and administrative expenses:
	Stock compensation expenses	(1.9)	(1.8)
	Internal leasing expenses	(1.9)	(2.1)
	Construction administrative costs (capitalized)	2.4	2.2

(6)	Other income (expense):
	Transactions and other	(4.4)	(0.5)
	Litigation expenses	(0.2)	(0.3)
	Debt extinguishment, net	(0.0)	(2.1)

(7)	Impairment charges:
	Undeveloped land	(0.4)	(0.0)
	Assets marketed for sale	(10.4)	(0.0)

(8)	Discontinued operations:
	Revenues	1.7	11.3
	Expenses	(1.5)	(9.4)
	Impairments	(0.0)	(7.7)
	Gain on disposition of real estate, net	10.7	0.6

	Net income (loss)	10.9	(5.2)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share		Three Months Ended
Includes discontinued operations		1Q14	1Q13

(9)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	$9.5	$0.0
	Transaction, litigation, debt extinguishment costs, other	4.8	3.1
	Joint ventures – currency, other	0.4	0.2
	Loss on sale of non-depreciable real estate, net	0.2	0.2

		14.9	3.5

(10)	Outstanding per share information:
	Common shares (at quarter end)	359.3	317.5
	OP units (at quarter end)	0.4	0.4

	Total shares and units (at quarter end)	359.7	317.9
	Weighted average shares and units – Basic – EPS	357.6	313.2
	Assumed conversion of dilutive securities	0.0	0.7

	Weighted average shares and units – Diluted – EPS	357.6	313.9
	Weighted average shares and units – Basic – FFO & OFFO	359.6	315.9
	Assumed conversion of dilutive securities	0.5	0.7

	Weighted average shares and units – Diluted – FFO & OFFO	360.1	316.6
	Earnings per common share – Basic	$(0.07)	$0.00
	Earnings per common share – Diluted	$(0.07)	$0.00
	FFO per share – Basic	$0.24	$0.26
	FFO per share – Diluted	$0.24	$0.26
	Operating FFO per share – Diluted	$0.28	$0.27
	Common stock dividends declared, per share	$0.155	$0.135

(11)	Intangible assets, net (at quarter and year end)	377.9	409.6

(12)	Below-market leases, net (at quarter and year end)	120.9	123.9

Additional financial information:

	Capital expenditures (DDR share):
	Leasing	$11.4	$9.7
	Maintenance	1.1	0.6
	Maintenance PSF of owned GLA	0.03	0.02

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers (at 12/31/13)	$35.0	—
	Cost basis of headquarters (non-income producing, at quarter end)	42.0	—

DDR Corp.

Unconsolidated Joint Ventures

$ in millions						Gross
		DDR	Operating			Book
	Partner	Own %	Properties	GLA	ABR	Value	Debt
DDRTC Core Retail Fund	TIAA-CREF	15%	26	8.4	$102.6	$1,555.0	$823.3
DDR Domestic Retail Fund I	Various	20%	59	8.2	90.4	1,426.8	928.4
DDR-SAU Retail Fund	State of Utah	20%	27	2.4	25.0	310.8	179.2
BRE DDR Retail Holdings II	Blackstone Real Estate Partners VII	5%	7	1.7	25.9	298.5	241.5
DDR Markaz II	Kuwait Financial Centre	20%	11	1.4	15.0	187.2	137.6
BRE DDR Retail Holdings I	Blackstone Real Estate Partners VII	5%	13	1.9	17.7	172.7	112.1
Other	Various	Various	13	2.0	20.8	245.9	142.1
Coventry II (1)	Coventry II Fund	10%-20%	23	3.2	29.9	388.9	302.6

Subtotal			179	29.2	$327.3	$4,585.8	$2,866.8
Sonae Sierra Brasil S.A. (2)	Sonae Sierra SGPS SA	33.3%	10	4.8	114.7	1,025.3	392.3

Total			189	34.0	$442.0	$5,611.1	$3,259.1

(1)	Includes 20 assets in which the Company does not have an economic interest.
(2)	DDR has a 50% ownership interest in Sonae Sierra Brazil BV Sarl (“SSB BV Sarl”). SSB BV Sarl’s primary investments include a 66.7% (50.9 million shares) interest in Sonae Sierra Brasil S.A. (“SSB”), a public company trading on the IBOVESPA under “SSBR3”, as well as a 25.9% direct ownership interest in Parque Dom Pedro.

DDR Corp.

Joint Venture Income Statement (1)

	At 100%		At DDR Share
	1Q14	1Q13	1Q14
Revenues:
Minimum rents (2)	$108.0	$128.5	$22.4
Percentage rent	0.4	0.6	0.1
Recoveries	24.8	31.8	4.4
Other revenues	15.8	16.5	4.7

	149.0	177.4	31.6
Expenses:
Operating and maintenance	41.9	40.1	8.8
Real estate taxes	14.6	20.7	2.7

	56.5	60.8	11.5

Net operating income (3)	92.5	116.6	20.1

Other income (expense):
Interest expense (4)	(54.2)	(57.9)	(10.3)
Depreciation and amortization	(45.7)	(62.2)	(8.2)
Tax expense	(4.1)	(6.6)	(1.4)

	(104.0)	(126.7)	(19.9)
Loss from continuing operations	(11.5)	(10.1)	0.2
Loss from discontinued operations	(0.8)	(2.2)	0.0
Gain (loss) on disposition of discontinued operations, net	21.5	(5.5)	4.2
Gain on disposition of real estate, net	0.0	0.5	0.0
Disproportionate share of income (loss) (3) (5)	0.0	0.0	0.3

Net income (loss)	9.2	(17.3)	4.7
Loss attributable to non-controlling interests	(1.5)	(7.2)	(0.5)

Net income (loss) attributable to unconsolidated joint ventures	7.7	(24.5)	4.2
Depreciation and amortization of real estate investments	44.2	64.8	7.5
(Gain) loss on disposition of depreciable real estate, net	(21.5)	5.0	(4.2)
Disproportionate share of income (5)	0.0	0.0	1.2

Funds From Operations:	$30.4	$45.3	$8.7

Net income at DDR ownership interests	$4.7	$3.0	$4.7
Basis differences	0.8	(0.1)	0.8

Equity in net income of joint ventures	5.5	2.9	5.5
FFO at DDR’s ownership interests	$8.7	$12.2
Operating FFO at DDR’s ownership interests	$9.1	$12.4

(1) Average exchange rate BRL / USD	2.36	2.01
(2) Straight-line rent, net	0.9	1.6	0.2
(3) DDR’s share of NOI including discontinued operations, promoted equity and minority interests			21.3
(4) Non-cash interest expense	(1.0)	(1.6)	(0.1)
(5) Adjustments represent the effect of promoted equity and minority interests

DDR Corp.

Joint Venture Balance Sheet (1)

	At 100%
	1Q14	4Q13
Land	$1,269.1	$1,275.2
Buildings	3,984.5	3,940.8
Fixtures and tenant improvements	277.9	266.9

	5,531.5	5,482.9
Less: Accumulated depreciation	(872.6)	(839.9)

	4,658.9	4,643.0
Land held for development and construction in progress	79.6	116.1

Real estate, net	4,738.5	4,759.1

Cash and restricted cash (2)	276.8	282.9
Receivables, including straight-line rent, net	102.8	101.0
Other assets, net	199.1	196.6

	$5,317.2	$5,339.6

Mortgage debt	$3,259.1	$3,282.6
Notes and accrued interest payable to DDR	133.5	127.7
Other liabilities	244.0	245.4

	3,636.6	3,655.7
Redeemable preferred equity	72.1	71.8
Accumulated equity	1,608.5	1,612.1

	$5,317.2	$5,339.6

	At DDR Share
	1Q14	4Q13
Land	$233.4	$234.1
Buildings	819.6	800.8
Fixtures and tenant improvements	67.5	64.4

	1,120.5	1,099.3
Less: Accumulated depreciation	(181.6)	(174.5)

	938.9	924.8
Land held for development and construction in progress	12.9	25.4

Real estate, net	951.8	950.2

Cash and restricted cash	78.3	81.0
Receivables, including straight-line rent, net	27.9	27.5
Other assets, net (3)	34.0	32.3
Disproportionate share of equity (4)	60.7	63.4

	$1,152.7	$1,154.4

Mortgage debt (5) (6)	$627.7	$630.1
Notes and accrued interest payable to DDR	13.7	13.0
Other liabilities	56.3	57.2

	697.7	700.3
Redeemable preferred equity	72.1	71.8

	769.8	772.1
Accumulated equity	390.7	387.0
Disproportionate share of equity (4)	(7.8)	(4.7)

	$1,152.7	$1,154.4

(1) Exchange rate of BRL / USD at period end	2.26	2.35
(2) Amount attributable to SSB BV Sarl	180.3	191.9
(3) Intangible assets at DDR share	11.2	12.1
(4) Adjustments represent promoted equity and minority interests
(5) Fair market value of debt adjustment at DDR share	0.6	0.6
(6) Non-recourse mortgage debt with a zero basis at DDR’s share	$20.1	$20.9

DDR Corp.

Transactions

		DDR	Total	At 100%
Date	Location	Own. %	GLA	Price	Debt	Anchors

Acquisitions
No activity

Dispositions
1/14	Norcross, GA	100.0%	83.4	$10.0	$0.0	Ingles
1/14	Tonawanda, NY	100.0%	121.8	5.0	0.0	Best Fitness
1/14	Camp Hill, PA	100.0%	62.9	3.0	0.0	Michaels
1/14	Hagerstown, MD	100.0%	89.9	12.7	0.0	Hobby Lobby
2/14	Longview, TX	20.0%	40.5	3.9	3.7	—
2/14	Charleston, SC	100.0%	236.3	16.0	0.0	Home Décor Liquidators, Northern Tool
2/14	Fenton, MO	100.0%	100.4	10.3	0.0	Aldi
2/14	Riverdale, UT	93.0%	427.8	54.3	0.0	Best Buy, Gordman’s, Jo-Ann
3/14	Victor, NY	100.0%	55.9	5.5	0.0	—
3/14	Greensboro, NC	100.0%	151.4	7.2	0.0	Food Lion, Staples
3/14	San Antonio, TX	20.0%	230.7	49.7	20.0	Ross Dress for Less, PetSmart, Office Depot
3/14	Goodlettsville, TN	20.0%	84.4	7.4	6.4	Kroger
3/14	Oxford, MS	20.0%	71.9	4.7	0.0	Kroger
	Land sales	100.0%	0.0	8.3	0.0

			1,757.3	$198.0	$30.1

DDR Corp.

Development

$ in millions, GLA in thousands	At Quarter End			YTD Activity
				Net	Placed
	Land	CIP	Total	Spend	in Service
Consolidated
Ground up Projects in Progress	$25.2	$47.9	$73.1	$6.0	$0.0
Ground up Projects Primarily on Hold	146.5	97.2	243.7	0.0	0.0
Substantially Completed Pending Lease Up	26.9	31.9	58.8	(0.2)	0.1
Redevelopment Projects	28.3	54.4	82.7	15.7	14.0
Leasing Capital Expenditures	0.0	5.2	5.2	10.4	10.2

	$226.9	$236.6	$463.5	$31.9	$24.3
Unconsolidated at 100%
Ground up Projects Primarily on Hold	$50.7	$4.0	$54.7	$1.5	$0.0
Redevelopment Projects	0.0	2.6	2.6	5.2	2.9
Leasing Capital Expenditures	0.0	3.2	3.2	6.2	4.0
Sonae Sierra Brazil	12.2	6.9	19.1	19.7	49.1

	$62.9	$16.7	$79.6	$32.6	$56.0

	Estimated				Cost
	Anchor	Total	Owned	Net	Incurred	Placed in
	Opening	GLA (1)	GLA (1)	Cost (2)	to Date	Service	Anchors
Development
Kansas City, KS	3Q14	419.0	60.0	$18.7	$11.5	$0.0	IKEA, Hobby Lobby
Seabrook, NH	2Q14	364.5	165.0	75.1	61.6	0.0	Walmart, Dick’s, PetSmart, Michaels, Ulta

		783.5	225.0	$93.8	$73.1	$0.0
Redevelopment
Phoenix, AZ		203.6	203.6	$14.4	$7.5	$7.3	Sprouts, Michaels, Marshalls, PetSmart
Tampa, FL		35.7	35.7	3.2	0.7	0.3	Nordstrom Rack
Tampa, FL		115.7	108.7	14.0	9.5	9.5	Ross, Marshalls, Michaels, PetSmart
Chicago, IL		12.7	12.7	5.0	0.6	0.0	Trader Joe’s
San Juan, PR		172.5	172.5	64.4	23.2	19.9	Food court, Victoria’s Secret, Aeropostale
Fajardo, PR		36.3	36.3	8.8	6.3	5.7	PetSmart, Shoe Carnival
Columbia, SC		47.1	47.1	8.6	0.3	0.0	Nordstrom Rack
Richmond, VA		137.9	71.2	14.1	1.0	0.1	Martin’s Food, Petco

		761.5	687.8	$132.5	$49.1	$42.8

	DDR’s	Total		DDR’s	Total
Land Held (3)	Own. %	Acreage	Land Held (3)	Own. %	Acreage
Chicago, IL	50%	106	Toronto, CAN	50%	31
Gulfport, MS	100%	86	Toronto, CAN	50%	29
Orlando, FL	100%	74	Atlanta, GA	100%	28
Ukiah, CA	50%	66	New Haven, CT	100%	25
Togliatti, Russia	75%	61	Isabela, PR	80%	11
Raleigh, NC	100%	38	Other	100%	7

(1)	Includes only the expansion or redevelopment GLA.
(2)	Includes receipts and expected future reductions from land sales and reimbursements.
(3)	DDR’s basis at pro rata share is $206.1 million.

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF

Excludes Brazil

	Total	Prime	Puerto Rico
At 100%
Operating Centers	396	287	15
Owned GLA	77.2	65.6	4.1
Ground Lease GLA	5.9	5.4	0.7
Additional Unowned	25.0	23.3	0.3
Base Rent PSF	$13.44	$13.97	$19.70
Leased Rate	95.1%	95.9%	96.3%
Commenced Rate	93.6%	94.6%	95.8%

Metrics at DDR Share
Owned GLA	56.7	49.6	4.1
Ground Lease GLA	4.8	4.4	0.7
Base Rent PSF	$13.63	$14.00	$19.70
Leased Rate	95.7%	96.3%	96.3%
% of NOI	—	92.5%	13.5%

	Same Store NOI at 100%				Same Store NOI at DDR Share
	1Q14	1Q13	Change		1Q14	1Q13	Change
Same Store Leased Rate	95.2%	94.5%	0.7%		95.8%	95.3%	0.5%

Revenues:
Base Rents	$220.0	$213.4	3.1%		$167.2	$162.0	3.2%
Recoveries	74.4	70.5	5.6%		58.5	55.5	5.4%
Other	5.5	5.8	-6.3%		4.8	4.9	-1.4%

	299.9	289.7	3.5%		230.5	222.4	3.7%
Expenses:
Operating	(53.8)	(50.4)	6.8%		(41.2)	(38.6)	6.6%
Real Estate Taxes	(42.4)	(41.7)	1.8%		(33.1)	(32.4)	2.2%

	(96.2)	(92.1)	4.5%		(74.2)	(71.0)	4.6%

Same Store NOI (1)	$203.7	$197.7	3.1%		$156.3	$151.4	3.2%
Non-Same Store NOI (1)	60.9	50.4			35.5	3.2

	$264.6	$248.1			$191.8	$154.6

Same Store NOI Reconciliation to Income Statement

Consolidated at 100%:				Consolidated at DDR Share:
Revenues	$246.0	$189.6		DDR Share	$172.1	$131.5
Expenses	(73.9)	(58.1)		JV Share	(0.4)	(0.3)

	$172.1	$131.5			$171.7	$131.2
Unconsolidated at 100%:				Unconsolidated at DDR Share:
Revenues	$149.0	$177.4		Revenues	$31.6	$33.7
Expenses	(56.5)	(60.8)		Expenses	(11.5)	(10.3)

	$92.5	$116.6			$20.1	$23.4

Total	$264.6	$248.1		Total	$191.8	$154.6

(1)	Brazil is excluded from the same-store pool.

DDR Corp.

Portfolio Detail (at 100%)

Excludes Brazil

Lease Expiration Schedule
	Greater than 10,000 SF				Less than 10,000 SF
		ABR	Rent	% of		ABR	Rent	% of
Year	Leases	(mil)	PSF	ABR	Leases	(mil)	PSF	ABR
2014	52	$18.3	$8.65	1.9%	574	$28.7	$20.89	3.1%
2015	202	65.1	10.49	6.9%	905	49.9	21.27	5.3%
2016	226	76.9	11.29	8.2%	913	54.3	22.02	5.8%
2017	219	83.6	10.75	8.9%	789	47.3	21.90	5.0%
2018	212	76.3	11.07	8.1%	820	57.0	23.24	6.1%
2019	196	76.2	11.08	8.1%	321	23.1	22.40	2.5%
2020	77	28.1	10.42	3.0%	128	10.6	23.71	1.1%
2021	99	40.8	10.60	4.3%	157	12.9	24.73	1.4%
2022	99	42.2	10.85	4.5%	190	16.4	24.98	1.7%
2023	107	39.8	10.88	4.2%	178	16.7	22.90	1.8%

2014-2023	1,489	$547.3	$10.61	58.3%	4,975	$316.9	$22.80	33.7%
Total Rent Roll	1,601	$599.8	$10.90	63.9%	5,330	$339.4	$22.36	36.1%

Annual Metrics
Period		Leased	ABR
Ending	Centers	Rate	PSF
1Q 2014	396	95.1%	$13.44
YE 2013	406	95.0%	13.35
YE 2012	444	94.1%	12.77
YE 2011	422	93.3%	12.54
YE 2010	476	92.3%	12.46
YE 2009	534	91.2%	12.27
YE 2008	611	92.6%	12.34
YE 2007	619	95.8%	12.22
YE 2006	370	96.2%	11.57
YE 2005	379	96.3%	11.30
YE 2004	373	95.4%	11.13
YE 2003	274	95.1%	10.82
YE 2002	189	95.9%	10.58
YE 2001	192	95.4%	10.03
YE 2000	190	96.9%	9.66
YE 1999	186	95.7%	9.20
YE 1998	159	96.5%	8.99
YE 1997	123	96.1%	8.49
YE 1996	112	94.8%	7.85
YE 1995	106	96.3%	7.60
YE 1994	84	97.1%	5.89
YE 1993	69	96.2%	5.60
YE 1992	53	95.4%	5.37

Leased Rate Breakdown
	Leased	% of	% of
SF	Rate	GLA	Vacancy
< 5,000	85.2%	15.1%	45.8%
5,000-9,999	90.0%	8.8%	17.9%
> 10,000	97.7%	76.1%	36.3%

Total	95.1%	100.0%	100.0%

Portfolio Concentration
	% of		% of
	ABR	MSF	GLA
Florida	10.8%	9.6	11.5%
Georgia	9.2%	8.6	10.4%
Puerto Rico	8.6%	4.8	5.8%
N. Carolina	7.6%	5.8	7.0%
Ohio	7.5%	6.7	8.1%
New York	6.5%	6.8	8.2%
New Jersey	4.9%	3.2	3.9%
Illinois	3.7%	2.3	2.7%
Arizona	3.2%	2.2	2.7%
California	3.2%	2.0	2.4%

DDR Corp.

Leasing Summary

$, GLA in thousands, except PSF

Excludes Brazil

			New	Prior
	# of		Rent	Rent		Wtd Avg	TA
	Leases	GLA	PSF	PSF	Spread	Term (Yrs)	PSF
Current Quarter at 100%
New Leases
Comparable	59	225	$16.22	$14.10	15.1%	7.9	$15.01
Non-comp	76	560	13.92	N/A	N/A	10.7	17.73

New Leases - Total	135	785	14.58	N/A	15.1%	9.9	17.05
Renewals	243	2,268	14.23	13.34	6.7%	6.2	0.14

Total	378	3,053	$14.32	$13.41	7.5%	7.2	$5.29

Current Quarter at DDR Share
New Leases
Comparable	59	177	$15.67	$13.02	20.4%	8.3	$16.53
Non-comp	76	449	14.55	N/A	N/A	11.2	17.86

New Leases - Total	135	626	14.87	N/A	20.4%	10.4	17.54
Renewals	243	1,449	15.66	14.55	7.6%	6.6	0.15

Total	378	2,075	$15.42	$14.38	8.9%	7.7	$6.50

Net Effective Rents	New	Renewals
	1Q14	1Q14
Square footage	785	2,268
Base rent	$15.25	$14.45
Tenant allowance	(1.73)	(0.02)
Landlord work	(1.14)	—
Third party leasing commissions	(0.17)	(0.01)

Equivalent net effective rent	$12.21	$14.42
Weighted average term in years	9.4	6.6

DDR Corp.

Top 50 Tenants

$, GLA in millions

Excludes Brazil

		# of Units		Base Rent			GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	90	91	$30.2	3.0%	$24.7	2.8	3.4%	2.3	A+ / A3 / NR
2	Walmart (2)	29	69	28.0	2.8%	25.8	4.4	5.3%	4.1	AA / Aa2 / AA
3	Bed Bath & Beyond (3)	77	78	26.6	2.7%	21.1	2.2	2.6%	1.6	BBB+ / NR / NR
4	PetSmart	83	84	25.3	2.5%	20.5	1.8	2.2%	1.4	BB+ / NR / NR
5	Kohl’s	36	45	22.6	2.3%	17.2	3.2	3.9%	2.4	BBB+ / Baa1 / BBB+
6	Dick’s Sporting Goods (4)	34	34	19.7	2.0%	13.7	1.6	1.9%	1.2	NR
7	Ross Stores (5)	59	59	19.0	1.9%	13.1	1.8	2.2%	1.2	A- / NR / NR
8	Office Depot (6)	64	67	18.1	1.8%	13.9	1.5	1.8%	1.1	B- / B2 / NR
9	Best Buy	30	35	17.9	1.8%	14.1	1.2	1.4%	1.0	BB / Baa2 / BB-
10	Michaels	62	62	17.5	1.8%	13.4	1.5	1.8%	1.1	B / B3 / NR
11	AMC Theatres	9	10	16.4	1.7%	11.5	0.7	0.8%	0.5	B / NR / NR
12	Publix	39	42	16.3	1.6%	4.2	1.8	2.2%	0.5	NR
13	Kroger (7)	33	34	14.5	1.5%	6.5	1.8	2.2%	0.8	BBB / Baa2 / BBB
14	Gap (8)	56	56	14.4	1.5%	11.6	0.9	1.1%	0.7	BBB- / Baa3 / BBB-
15	Lowe’s	14	34	12.0	1.2%	11.3	1.8	2.2%	1.7	A- / A3 / NR
16	Ascena (9)	102	102	11.2	1.1%	8.7	0.6	0.7%	0.4	NR
17	Jo-Ann	36	36	11.2	1.1%	9.2	1.1	1.3%	0.9	B / Caa1 / NR
18	Regal Cinemas	12	13	10.5	1.1%	8.1	0.7	0.8%	0.6	B+ / B1 / B+
19	Barnes & Noble	25	27	10.4	1.0%	8.7	0.6	0.7%	0.5	NR
20	Ulta	43	44	10.2	1.0%	7.9	0.5	0.6%	0.3	NR
21	Cinemark	12	12	9.9	1.0%	7.9	0.7	0.8%	0.5	BB- / NR / NR
22	Sports Authority	18	19	9.7	1.0%	9.3	0.7	0.8%	0.7	B- / B3 / NR
23	Toys “R” Us (10)	27	32	9.5	1.0%	8.1	1.1	1.3%	0.9	B- / B2 / CCC
24	Dollar Tree Stores	86	88	9.2	0.9%	6.3	0.9	1.1%	0.6	NR
25	Home Depot	10	37	9.2	0.9%	9.0	1.1	1.3%	1.0	A / A2 / A-
26	Staples	31	32	8.8	0.9%	6.5	0.7	0.8%	0.5	BBB / Baa2 / BBB
27	Tops Markets (11)	12	12	8.7	0.9%	4.5	0.8	1.0%	0.4	B / NR / NR
28	Petco	33	35	8.2	0.8%	5.8	0.5	0.6%	0.3	B / B3 / NR
29	DSW	21	21	7.9	0.8%	6.4	0.5	0.6%	0.4	NR
30	Party City	38	39	7.3	0.7%	5.7	0.5	0.6%	0.4	NR / B3 / NR
31	Sears (12)	18	19	6.5	0.7%	4.7	1.7	2.0%	1.1	CCC+ / Caa1 / CCC
32	Pier 1 Imports	31	34	6.3	0.6%	4.7	0.3	0.4%	0.2	NR
33	Hobby Lobby	16	19	6.1	0.6%	4.4	0.9	1.1%	0.7	NR
34	hhgregg	19	19	6.1	0.6%	4.6	0.6	0.7%	0.4	NR
35	Beall’s	19	19	5.8	0.6%	3.2	0.8	1.0%	0.5	NR
36	LA Fitness	9	10	5.5	0.6%	4.4	0.4	0.5%	0.4	NR
37	Whole Foods	5	5	5.3	0.5%	4.6	0.3	0.4%	0.2	BBB- / NR / NR
38	Famous Footwear	37	37	5.1	0.5%	4.2	0.3	0.4%	0.2	B+ / B / BB+
39	Royal Ahold (13)	7	7	4.9	0.5%	2.8	0.4	0.5%	0.2	BBB / Baa3 / BBB
40	Five Below	35	35	4.7	0.5%	3.8	0.3	0.4%	0.2	NR
41	Gamestop	97	97	4.6	0.5%	3.7	0.2	0.2%	0.1	NR
42	Nordstrom Rack	7	7	4.5	0.5%	3.4	0.3	0.4%	0.2	A- / Baa1 / A-
43	Panera	34	34	4.5	0.5%	2.8	0.2	0.2%	0.1	NR
44	AT&T	48	48	4.4	0.4%	3.5	0.1	0.1%	0.1	A- / A3 / A
45	Giant Eagle	5	5	4.2	0.4%	3.1	0.4	0.5%	0.3	NR
46	Burlington	10	10	4.2	0.4%	3.5	0.8	1.0%	0.6	NR / B2 / NR
47	Rainbow Apparel (14)	36	36	4.2	0.4%	4.0	0.2	0.2%	0.2	NR
48	Shoe Carnival	27	27	4.1	0.4%	2.8	0.3	0.4%	0.2	NR
49	Stein Mart	17	17	4.0	0.4%	2.4	0.6	0.7%	0.3	NR
50	Hallmark	46	46	3.9	0.4%	3.0	0.2	0.2%	0.2	NR

	Top 50 Total	1,744	1,880	$539.3	54.3%	$408.3	49.3	59.3%	36.4
	Total Portfolio			$992.9	100.0%	$744.2	83.1	100.0%	61.5

(1)	T.J. Maxx (43) / Marshalls (34) / Homegoods (13)
(2)	Walmart (23) / Sam’s Club (4) / Neighborhood Market (2)
(3)	Bed Bath (49) / World Market (19) / buybuy Baby (8) / CTS (1)
(4)	Dick’s Sporting Goods (32) / Golf Galaxy (2)
(5)	Ross Dress For Less (57) / dd’s Discounts (2)
(6)	Office Depot (17) / OfficeMax (47)
(7)	Kroger (26) / Harris Teeter (6) / King Soopers (1)
(8)	Gap (3) / Old Navy (50) / Banana Republic (3)
(9)	Catherine’s (10) / Dress Barn (28) / Justice (25) / Lane Bryant (28) / Maurice’s (11)
(10)	Toys “R” Us (6) / Babies “R” Us (16) / Toys-Babies Combo (5)
(11)	7 leases are guaranteed by Koninklijke Ahold NV, Rated BBB / Baa3 / BBB
(12)	Sears (3) / Kmart (15)
(13)	Stop & Shop (3) / Martin’s (2) / Others (2)
(14)	Rainbow (21) / 5-7-9 (6) / Marianne (9)

DDR Corp.

Capital Structure

$, shares and units in millions, except per share

	March 31, 2014		March 31, 2013
	Amount	% of Total	Amount	% of Total
Capital Structure
Common Shares Equity	$5,928.4	51%	$5,537.2	54%
Perpetual Preferred Stock	405.0	4%	405.0	4%

	6,333.4	55%	5,942.2	58%
Unsecured Credit Facilities	28.3	0%	190.5	2%
Unsecured Term Loan	350.0	3%	350.0	3%
Unsecured Public Debt	2,775.5	24%	2,179.2	21%
Secured Term Loan	400.0	3%	400.0	4%
Fixed Rate Mortgage Debt	1,595.3	14%	1,160.9	11%
Variable Rate Mortgage Debt	80.9	1%	92.1	1%

	5,230.0	45%	4,372.7	42%
Total	$11,563.4	100%	$10,314.9	100%

Capital Structure Detail
Debt to Market Capitalization	45.2%		42.4%
Common Shares Outstanding	359.3		317.5
Operating Partnership Units	0.4		0.4
Market Value per Share	$16.48		$17.42
Accretion on Convertible Notes (excluded above)	$18.5		$29.5
Partners’ Share of Consolidated Debt (included above)	$9.9		$20.4
DDR Share of Unconsolidated Debt (excluded above)	$627.7		$734.5

Credit Ratings			Covenants
				Covenant		Current
	Debt Rating	Outlook		Threshold		Figure
Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤ 65%		50%
S&P	BBB-	Positive	Secured Debt to Assets Ratio	≤ 40%		18%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥ 135%		198%
			Fixed Charge Coverage Ratio	≥ 1.5	x	2.1	x

DDR Corp.

Debt / EBITDA

$ in millions
	1Q14		1Q13
Consolidated
Net (loss) income to DDR	($16.6)		$6.3
Impairments	10.8		0.0
Depreciation and amortization	108.8		65.9
Interest expense	62.9		52.4
Other expenses, net	4.8		3.1
Equity in net income of JVs	(5.5)		(3.0)
JV Impairments (at DDR share)	9.1		0.0
Income tax expense	0.7		0.4
EBITDA adjustments from discontinued operations	(9.8)		13.0
Loss on disposition of real estate, net	1.1		0.1
Adjustments for non-controlling interests	(2.2)		(0.2)
JV FFO (at DDR share)	8.7		12.2
Other JV adjustments (at DDR share)	0.4		0.2

EBITDA - current quarter	173.2		150.4
EBITDA - annualized	692.8		601.6

Consolidated debt	5,243.9		4,354.0
Partner share of consolidated debt	(9.9)		(20.4)
Face value adjustments	(13.9)		18.7
Cash and restricted cash	(193.0)		(40.7)

Net adjusted debt	$5,027.1		$4,311.6

Debt / EBITDA - consolidated	7.26	x	7.17	x

Pro rata including JVs
EBITDA - current quarter	185.5		163.0
EBITDA - annualized	742.0		652.0

Consolidated net debt	5,027.1		4,311.6
JV debt (at DDR share)	627.1		733.5
Cash and restricted cash	(77.5)		(124.2)

Net adjusted debt	$5,576.7		$4,920.9

Debt / EBITDA - Pro rata	7.52	x	7.55	x

DDR Corp.

Balance Sheet Summary

$ in millions
	Consolidated			Unconsolidated
			Interest			Interest
	Total	Total	Rate	Total	Total	Rate
Debt Composition	100%	DDR Share	DDR Share	100%	DDR Share	DDR Share
Unsecured Credit Facilities	$28.3	$28.3	2.20%
Unsecured Term Loan	350.0	350.0	3.05%
Unsecured Public Debt	2,757.0	2,757.0	5.27%
Secured Term Loan	400.0	400.0	1.81%
Fixed Rate Mortgage Loans	1,595.3	1,585.4	5.18%	2,306.8	425.5	5.64%
Variable Rate Mortgage Loans	80.9	80.9	1.72%	942.3	201.6	7.63%

Subtotal	5,211.5	5,201.6	4.75%	3,249.1	627.1	6.28%
Fair Market Value Adjustment	32.4	32.4		10.0	0.6

Total	$5,243.9	$5,234.0	4.75%	$3,259.1	$627.7	6.28%

	Scheduled	Secured	Unsecured			Interest
	Principal	Debt	Debt	Total	Total	Rate
	Payments	Maturities	Maturities	100%	Pro Rata	Pro Rata
Consolidated Maturity Schedule (1)
2014	$24.5	$302.8	$0.0	$327.3	$327.3	4.23%
2015	33.0	409.9	503.0	945.9	945.9	4.42%
2016	27.0	0.2	240.0	267.2	267.2	9.60%
2017	26.8	143.6	350.0	520.4	520.4	6.12%
2018	20.0	502.6	410.5	933.1	933.1	3.62%
2019	13.7	169.3	300.0	483.0	483.0	4.06%
2020	5.5	280.2	300.0	585.7	585.7	6.11%
2021	4.1	54.7	300.0	358.8	358.8	3.95%
2022	0.1	42.8	450.0	492.9	483.0	4.67%
2023 and beyond	0.0	15.4	300.0	315.4	315.4	3.23%
Unsecured debt discount			(18.2)	(18.2)	(18.2)

	$154.7	$1,921.5	$3,135.3	$5,211.5	$5,201.6	4.75%
Unconsolidated Maturity Schedule (1)
2014	$9.2	$228.3	$0.0	$237.5	$38.3	6.64%
2015	11.9	182.1	0.0	194.0	35.0	7.06%
2016	10.9	200.4	0.0	211.3	19.1	6.72%
2017	9.5	1,479.7	0.0	1,489.2	282.6	5.81%
2018	5.4	214.8	0.0	220.2	70.3	5.57%
2019	4.0	481.4	0.0	485.4	58.5	5.75%
2020	4.2	69.8	0.0	74.0	22.9	7.75%
2021	3.4	80.5	0.0	83.9	31.7	5.41%
2022	2.2	0.0	0.0	2.2	0.4	0.00%
2023 and beyond	2.4	249.0	0.0	251.4	68.3	8.56%

Total	$63.1	$3,186.0	$0.0	$3,249.1	$627.1	6.28%

% of Total	Consolidated	Unconsolidated
Fixed	94.1%	71.0%
Variable	5.9%	29.0%
Recourse to DDR	69.1%	0.0%
Non-recourse to DDR	30.9%	100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Senior Debt:
Unsecured Revolver ($750m)	$28.3	$28.3	04/18	L+115
Unsecured Revolver ($65m)	0.0	0.0	04/18	L+115
Unsecured Term Loan ($50m)	50.0	50.0	01/17	L+150
Unsecured Term Loan ($300m)	300.0	300.0	01/19	L+190
Secured Term Loan ($400m)	400.0	400.0	04/18	L+135

	$778.3	$778.3
Public Debt:
Unsecured Notes	$152.9	$152.9	05/15	5.50%
Convertible Notes (4)	331.5	331.5	11/15	1.75%
Unsecured Notes	239.6	239.6	03/16	9.63%
Unsecured Notes	300.0	300.0	04/17	7.50%
Unsecured Notes	298.8	298.8	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.4	298.4	09/20	7.88%
Unsecured Notes	298.1	298.1	01/21	3.50%
Unsecured Notes	457.2	457.2	07/22	4.63%
Unsecured Notes	298.3	298.3	05/23	3.38%

	$2,757.0	$2,757.0
Mortgage Debt:
Abernathy Square, GA	$11.5	$11.5	10/14	4.23%
Bermuda Square, VA	7.1	7.1	10/14	4.23%
Brook Highland Plaza, AL	23.4	23.4	10/14	4.23%
Chillicothe Place, OH	4.1	4.1	10/14	4.23%
Clearwater Collection, FL	6.8	6.8	10/14	4.23%
Cross Pointe Center, NC	9.4	9.4	10/14	4.23%
Crossroads Center, MS	23.4	23.4	10/14	4.23%
Deer Valley Towne Center, AZ	16.7	16.7	10/14	4.23%
Delaware Consumer Square, NY	9.7	9.7	10/14	4.23%
Downtown Short Pump, VA	11.9	11.9	10/14	4.23%
Hamilton Marketplace, NJ	39.4	39.4	10/14	4.23%
Home Depot Center, IL	6.4	6.4	10/14	4.23%
Kroger, OH	2.5	2.5	10/14	4.23%
Lexington Place, SC	4.1	4.1	10/14	4.23%
Loisdale Center, VA	10.5	10.5	10/14	4.23%
Marketplace at Delta Twp, MI	6.3	6.3	10/14	4.23%
Mooresville Consumer Sq, NC	17.3	17.3	10/14	4.23%
North Pointe Plaza, SC	10.4	10.4	10/14	4.23%
Overlook at Hamilton Place, TN	9.3	9.3	10/14	4.23%
Plaza at Sunset Hills, MO	26.5	26.5	10/14	4.23%
Sam’s Club, MA	5.1	5.1	10/14	4.23%
The Commons, MD	8.3	8.3	10/14	4.23%
Walmart Supercenter, OH	6.8	6.8	10/14	4.23%
Wando Crossing, SC	11.4	11.4	10/14	4.23%
Warner Robins Place, GA	6.5	6.5	10/14	4.23%
Wendover Village, NC	4.6	4.6	10/14	4.23%
Windsor Court, CT	6.9	6.9	10/14	4.23%

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Kyle Crossing, TX	18.8	18.8	01/15	L + 275
Hamilton Commons, NJ	2.8	2.8	09/15	4.70%
Woodfield Village Green, IL	66.1	66.1	09/15	6.40%
Carillon Place, FL	25.9	25.9	09/15	6.40%
Fairfax Towne Center, VA	39.3	39.3	09/15	6.40%
Shoppers World, MA	128.7	128.7	09/15	6.40%
Winter Garden Village, FL	104.7	104.7	10/15	6.10%
Cumming Town Center, GA	34.0	34.0	10/15	6.10%

Tops Plaza, NY	3.2	3.2	01/16	8.00%
Freedom Plaza, NY	1.2	1.2	09/16	7.85%

Walmart Supercenter, NC	4.3	4.3	08/17	6.00%
Belgate Shopping Center, NC	17.1	17.1	09/17	L+225
Connecticut Commons, CT	48.0	48.0	10/17	5.01%
Riverdale Village, MN	26.3	26.3	10/17	5.01%
Riverdale Village Perimeter, MN	33.0	33.0	10/17	5.01%
Lake Brandon Village, FL	9.5	9.5	10/17	5.01%
Shoppers World Brookfield, WI	5.9	5.9	10/17	5.01%
Marketplace of Brown Deer, WI	4.2	4.2	10/17	5.01%
Brown Deer Center, WI	8.0	8.0	10/17	5.01%
Thruway Plaza (Walmart), NY	1.9	1.9	10/17	6.78%

Tops Plaza, NY	8.0	8.0	01/18	7.05%
Walmart Supercenter, SC	4.3	4.3	01/18	6.00%
Johns Creek Town Center, GA	24.8	24.8	03/18	5.06%
Southland Crossings, OH	24.8	24.8	03/18	5.06%
The Promenade at Brentwood, MO	31.5	31.5	03/18	5.06%
DDR Headquarters, OH	29.7	29.7	03/18	L+105
Mohawk Commons, NY	11.4	11.4	12/18	5.75%

Lowes, TN	4.6	4.6	01/19	7.66%
Nassau Park Pavilion, NJ	57.0	57.0	02/19	3.40%
Bandera Pointe, TX	24.8	24.8	02/19	3.40%
Presidential Commons, GA	21.2	21.2	02/19	3.40%
Plaza Cayey, PR	21.1	21.1	06/19	7.59%
Plaza Fajardo, PR	25.4	25.4	06/19	7.59%
Plaza Isabela, PR	22.3	22.3	06/19	7.59%
Plaza Walmart, PR	11.9	11.9	06/19	7.59%
Mariner Square, FL	2.9	2.9	09/19	9.75%

Northland Square, IA	5.6	5.6	01/20	9.38%
Plaza Rio Hondo, PR	125.7	125.7	01/20	3.95%
Easton Marketplace, OH	50.2	50.2	01/20	3.95%
The Fountains, FL	45.8	45.8	01/20	3.95%
Perimeter Pointe, GA	43.3	43.3	01/20	3.95%
Polaris Towne Center, OH	44.1	44.1	04/20	6.76%

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
West Valley Marketplace, PA	10.9	10.9	07/21	6.95%
Wrangleboro Consumer Sq, NJ	61.8	61.8	10/21	5.41%
Chapel Hills East, CO	8.8	8.8	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	19.7	19.7	02/22	5.71%

Gulfport Promenade, MS	15.4	15.4	12/37	S+44

	$1,676.2	$1,666.3
FMV adjustment - assumed debt	32.4	32.4

Total	$1,708.6	$1,698.7

Rate Type
Fixed	$4,902.3	$4,892.4	4.5 years	4.95%
Variable	309.2	309.2	4.8 years	1.62%

	$5,211.5	$5,201.6	4.5 years	4.75%

Perpetual Preferred Stock
Class H	$55.0	$55.0	Perpetual	7.375%
Class J	200.0	200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

Interest Rate Swaps Underlying Debt Hedged:	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Secured Term Loan	$100.0	1 mo. LIBOR	1.01%	6/28/14
Unsecured Term Loan	50.0	1 mo. LIBOR	0.56%	6/1/15
Secured Term Loan	100.0	1 mo. LIBOR	0.53%	7/1/15
Mortgage Portfolio	81.1	1 mo. LIBOR	2.81%	9/1/17
Unsecured Term Loan	100.0	1 mo. LIBOR	0.88%	1/2/18
Unsecured Term Loan	200.0	1 mo. LIBOR	1.54%	2/1/19

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR, S = SIFMA.
(3)	Does not include discounts or premiums.
(4)	May be net settled with DDR’s common stock once the price rises above 125% of $15.20 at 3/31/2014. The conversion price is subject to future adjustments in the quarterly dividend. The face value is to be settled in cash. Included in this amount is an $18.5 million reduction as compared to the face value of the convertible notes.

DDR Corp.

Unconsolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
BRE DDR Retail Holdings II
Silver Spring Square, PA	$38.0	$1.9	10/15	6.35%
Sycamore Crossing, OH	64.2	3.2	12/16	5.81%
Falcon Ridge Town Center, CA	43.5	2.2	01/17	5.68%
Vista Village, CA	33.2	1.7	04/17	5.71%
Falcon Ridge Town Center, CA	14.9	0.7	01/18	5.91%
Fortuna Center, VA	12.1	0.6	02/18	6.18%
Orchards Market, WA	21.6	1.1	09/18	L+220
Indian Springs Market Center, OH	6.4	0.3	09/18	L+220

	$233.9	$11.7
DDR Domestic Retail Fund I
Village Center, WI	$11.4	$2.3	04/15	4.21%
Paradise Promenade, FL	5.8	1.2	04/15	4.21%
West Falls Plaza, NJ	11.0	2.2	04/15	4.21%
52 Additional Assets	883.5	176.7	07/17	5.60%
Heather Island, FL	4.6	0.9	02/18	3.56%
Hilliard Rome, OH	12.1	2.4	02/18	3.56%

	$928.4	$185.7
DDRTC Core Retail Fund
Pool 1 (9 assets)	$350.2	$52.5	03/17	5.45%
Willoughby Hills Shop Ctr, OH	7.7	1.1	07/18	6.98%
Pool 5 (11 assets) (3)	217.0	32.6	02/19	L+180
Pool 3 (6 assets) (3)	165.3	24.8	03/19	L+225
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$822.7	$123.4
Sonae Sierra Brazil BV Sarl
Shopping Plaza Sul	$12.7	$4.2	06/15	CDI
Sonae Sierra Brasil Limitadas	3.3	1.1	10/15	CDI + 166
Patio Boavista	5.8	1.9	10/16	CDI + 178
Debentures	42.3	14.1	02/17	CDI + 96
Shopping Metropole	18.4	6.1	05/18	TR + 930
Debentures	90.6	30.2	02/19	IPCA + 625
Manaura Shopping	51.5	17.2	12/20	8.50%
Patio Goiania	81.6	27.2	06/23	TR + 970
Patio Londrina	34.2	11.4	10/25	TR + 970
Patio Uberlandia	51.9	17.3	02/26	TR + 970

	$392.3	$130.7

DDR Corp.

Unconsolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Coventry II
Bloomfield Park, MI (4)	$39.8	$0.0	12/08	P+300
Marley Creek Square, IL (4)	10.4	1.0	12/12	L+125
DDR SM (10 assets) (4)	7.7	1.6	03/14	L+350
DDR SM (10 assets) (4)	32.7	6.5	03/14	L+525
Totem Lake Mall, WA (4)	27.5	5.5	06/15	L+650
Buena Park, CA (3)	73.0	14.6	06/15	L+625
DDR SM (7 assets) (4)	27.3	5.5	09/16	6.75%
Christown Spectrum Mall, AZ	65.7	13.1	04/18	4.80%
Fairplain Plaza, MI	18.5	3.7	05/23	4.85%

	$302.6	$51.5
DDR SAU Retail Fund
DDR SAU Retail Fund (18 assets)	$107.5	$21.5	09/17	4.74%
DDR SAU Retail Fund (9 assets)	71.7	14.3	04/18	4.65%

	$179.2	$35.8
Other Joint Ventures
DDR Markaz II (11 assets)	$137.6	$27.5	11/14	7.15%
BRE DDR Retail Holdings I (12 Assets)	110.3	5.5	04/16	5.25%
Lennox Town Center Limited, OH	1.0	0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	20.3	5.2	10/20	5.25%
Sun Center Limited, OH	22.6	18.0	05/21	5.99%
RVIP IIIB, Deer Park, IL	72.2	18.6	09/21	4.84%

	$390.0	$88.3
Subtotal	$3,249.1	$627.1
FMV Adjustment - Assumed Debt	10.0	0.6

Total	$3,259.1	$627.7
Rate Type
Fixed	$2,306.8	$425.5	3.8 years	5.64%
Variable	942.3	201.6	5.6 years	7.63%

	$3,249.1	$627.1	4.4 years	6.28%

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR, P = Prime

(3) Loans with floor interest rates:	Floor:
DDRTC Holdings Pool 5 (11 assets)	1 mo. LIBOR of 0.25%
DDRTC Holdings Pool 3 (6 assets)	1 mo. LIBOR of 0.25%
Buena Park, CA	1 mo. LIBOR of 0.75%

(4)	Includes $145.4 million of non-recourse debt ($20.1 million at DDR’s share) associated with joint ventures for which the Company has written its investment down to zero and is receiving no allocation of income.

DDR Corp.

Analyst Coverage

Corporate Headquarters	Investor Relations
DDR Corp.	Matt Lougee
3300 Enterprise Parkway	Toll Free: (877) 225-5337
Beachwood, Ohio 44122	Main: (216) 755-5500
Website: www.ddr.com	Email: mlougee@ddr.com

Equity Research
Bank of Amerca Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
	Katharine Hutchins	katharine.hutchins@baml.com	(646) 855-1681

Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151

Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383

	Christy McElroy	christy.mcelroy@citi.com	(212) 816-6981

Cowen & Company	Jim Sullivan	james.sullivan@cowen.com	(646) 562-1380

Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212) 250-6799

DISCERN	Dave Wigginton	dwigginton@discern.com	(646) 863-4177

Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796

	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736

Green Street Advisors	Cedrik Lachance	clachance@greenstreetadvisors.com	(949) 640-8780
	Jason White	jwhite@greenstreetadvisors.com	(949) 640-8780

Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502) 588-1839

Imperial Capital	David Harris	dharris@imperialcapital.com	(212) 351-9429

ISI Group	Steve Sakwa	ssakwa@isigrp.com	(212) 446-9462

Janney Montgomery Scott	Mike Gorman	mgorman@janney.com	(215) 665-6224

Jefferies and Company	Tayo Okusanya	tokusanya@jefferies.com	(212) 336-7076

J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689

KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917) 368-2286

MLV & Co.	Paul Morgan	pmorgan@mlvco.com	(415) 325-4187

Morgan Stanley	Haendel St. Juste	haendel.stjuste@morganstanley.com	(212) 761-0071

RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646

Robert W. Baird & Co.	Jonathan Pong	jpong@rwbaird.com	(203) 425-2740

Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212) 466-7937
	Andrew Schaffer	aschaffer@sandleroneill.com	(212) 466-8062

SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212) 303-4124

UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Jeremy Metz	jeremy.metz@ubs.com	(212) 713-2429

Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443) 263-6568

Fixed Income Research

Barclays	Danish Agboatwala	danish.agboatwala@barclays.com	(212) 412-2573

Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212) 723-1112

J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212) 834-5086

Wells Fargo	Thierry Perrein	thierry.perrein@wachovia.com	(704) 715-8455

DDR Corp.

Reporting Policies

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred. The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining financing are included in deferred charges and amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/Tenant Improvements	Shorter of economic life or lease terms

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Gains or losses on the sales of operating shopping centers are generally reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size, or deals for space which was vacant at acquisition.

Same Store NOI (“SSNOI”)

•	Excludes development, redevelopment, straight-line rental income and expenses, lease termination income, FMV of leases and provisions for uncollectible amounts and/or recoveries thereof; includes assets owned in comparable periods (15 months for quarter comparisons).

Net Effective Rents

•	Net effective rents are calculated with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

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Investor Relations Department | 3300 Enterprise Parkway Beachwood, Ohio 44122 | P. 216.755.5500 | F. 216.755.1500 | www.ddr.com